Exhibit 4.1(s)

                          TRADEMARK SECURITY AGREEMENT

            This TRADEMARK SECURITY AGREEMENT (the "Agreement") made as of this 11th day of March, 2003, by the parties set forth on the signature page hereto (each, a "Grantor" and collectively, "Grantors") in favor of Bank One, N.A., in its capacity as Trustee under the Indenture (defined below) ("Grantee"):

                               W I T N E S S E T H

            WHEREAS, Grantors and Grantee are parties to a certain Indenture of even date herewith among PEI Holdings, Inc. ("PEI"), the Guarantors party thereto, and Grantee (as the same may be amended, supplemented or otherwise modified from time to time, the "Indenture"), governing the terms of certain Senior Secured Notes ("Notes") issued by PEI for the benefit of Grantors; and

            WHEREAS, pursuant to the terms of a certain Security Agreement of even date herewith among each Grantor, various affiliates of PEI and Grantee (as the same may be amended or otherwise modified from time to time, the "Security Agreement"), each Grantor has granted to Grantee, for the benefit of the holders of the Notes ("Holders"), a lien on, and security interest in, any and all right, title and interest in, and to the Trademarks (as defined in the Security Agreement), whether now owned or hereafter created, acquired or arising, to secure the payment of all obligations of and amounts owing by PEI under the Notes and the Indenture and each Grantor's obligations under the Indenture;

            NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

            1. Incorporation of Indenture and Security Agreement. The Indenture and Security Agreement and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto. All terms capitalized but not otherwise defined herein shall have the same meanings herein as in the Security Agreement.

            2. Grant and Reaffirmation of Grant of Security Interests. To secure the payment and performance of PEI's obligations under the Notes and the Indenture and each Grantor's obligations under the Indenture, each Grantor hereby grants to Grantee, for its benefit and the benefit of Holders, and hereby affirms its grant pursuant to the Security Agreement (which grant shall be deemed to have been made simultaneously herewith) of a lien on, and security interest in, any and all right, title and interest in and to the following (all of the following items or types of property being herein collectively referred to as the "Trademark Collateral"; provided that Trademark Collateral will not include "intent to use" trademark applications unless Grantor has used such trademarks and has filed a statement of use or amendment to allege use with respect to such application), whether now owned or hereafter created, acquired or arising:

            (i) any trademarks, trademark registrations, and trademark applications, trade names and trade styles, service marks, service registrations and service mark applications, including without limitation, the United States federal trademark registrations and applications set forth on Schedule A hereto, all renewals and extensions of any of the foregoing and all goodwill symbolized by any of the foregoing;

            (ii) all income, damages and payments now and hereafter due or payable with respect thereto, including without limitation, damages and payments for past or future infringements, unfair competition, dilution of, or for injury to the goodwill associated with any of the Trademarks;

            (iii) licenses of any of the foregoing to or from third parties and the royalties and other payments, if any, receivable thereunder;

            (iv) the right to sue for past, present and future infringements thereof;

            (v) all rights corresponding thereto throughout the world; and

            (vi) Proceeds and products of the foregoing and all insurance payments pertaining to the foregoing and proceeds thereof.

            Notwithstanding the foregoing, the Trademark Collateral shall not include any General Intangibles or other rights arising under any contracts, instruments, licenses or other documents to the extent that the grant of a Lien or security interest therein would (a) result in a breach of the terms of, or constitute a default under, such contract, instrument, license, agreement or other document (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407 or 9-408 of the Uniform Commercial Code or any successor provision of the Uniform Commercial Code of any relevant jurisdiction or other applicable law) or (b) give any other party to such contract, instrument, license or other document the right to terminate its obligations thereunder pursuant to a valid and enforceable provision (including without limitation in connection with the operation of Section 9-406, 9-407 or 9-408 of the Uniform Commercial Code or any other applicable law).

            IN WITNESS WHEREOF, Grantors have duly executed this Agreement as of the date first written above.


                                        ADULTVISION COMMUNICATIONS, INC.
                                        ALTA LOMA ENTERTAINMENT, INC.
                                        LIFESTYLE BRANDS, LTD.
                                        PLAYBOY ENTERTAINMENT GROUP, INC.


                                        By     /s/ Robert Campbell
                                               ---------------------------------
                                        Name:  Robert Campbell
                                        Title  Treasurer

                                        SPICE ENTERTAINMENT, INC.


                                        By     /s/ Robert Campbell
                                               ---------------------------------
                                        Name:  Robert Campbell
                                        Title: Treasurer

                                        PLAYBOY ENTERPRISES INTERNATIONAL, INC.


                                        By     /s/ Robert Campbell
                                               ---------------------------------
                                        Name:  Robert Campbell
                                        Title: Senior Vice President,
                                               Treasurer and Strategic Planning

                                        SPICE HOT ENTERTAINMENT, INC.


                                        By     /s/ James L. English
                                               ---------------------------------
                                        Name:  James L. English
                                        Title: President

Agreed and Accepted
As of the Date First Written Above

BANK ONE, N.A.
as Trustee


By:  /s/ George N. Reaves
     -----------------------------
Its: Vice President

                                 ACKNOWLEDGMENT

STATE OF    Illinois )
                     )  SS
COUNTY OF   Cook     )

            I, Donna A. Szpinalski, a Notary Public in and for and residing in said County and State, DO HEREBY CERTIFY THAT Robert Campbell, personally known to me to be the same persons whose names are subscribed to the foregoing instrument appeared before me this day in person and acknowledged that they signed and delivered said instrument as their own free and voluntary act and as the free and voluntary act of the corporations set forth on the signature page of the foregoing instrument for the uses and purposes therein set forth.

            GIVEN under my hand and notarial seal this 11th day of March, 2003.


                                        /s/ Donna A. Szpinalski
                                        ----------------------------------------
                                        Notary Public

                                        My Commission Expires:

                                        12/8/06

                                        [SEAL]

                                 ACKNOWLEDGMENT

STATE OF    Illinois )
                     )  SS
COUNTY OF   Cook     )

            I, Ivana Del Real, a Notary Public in and for and residing in said County and State, DO HEREBY CERTIFY THAT George N. Reaves of Bank One, N.A., a Vice President, personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act and as the free and voluntary act of said Bank One, N.A. for the uses and purposes therein set forth.

            GIVEN under my hand and notarial seal this 11th day of March, 2003.


                                        /s/ Ivana Del Real
                                        ----------------------------------------
                                        Notary Public

                                        My Commission Expires:

                                        9/27/05

                                        [SEAL]

                                 ACKNOWLEDGMENT

STATE OF    California  )
                        )  SS
COUNTY OF   Los Angeles )

            I, Inna Shlimovich, a Notary Public in and for and residing in said County and State, DO HEREBY CERTIFY THAT James L. English, personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that they signed and delivered said instrument as their own free and voluntary act and as the free and voluntary act of the corporations set forth on the signature page of the foregoing instrument for the uses and purposes therein set forth.

            GIVEN under my hand and notarial seal this 11th day of March, 2003.

                                        /s/ Inna Shlimovich
                                        ----------------------------------------
                                        Notary Public

                                        My Commission Expires:

                                        November 6, 2003

                                        [SEAL]

                                                    Trademark Security Agreement

                                   SCHEDULE A

                             Trademark List by Owner                     Page: 1

      Owner: ADULTVISION COMMUNICATIONS, INC.

                                 Case Number/Subcase             Status                Application            Registration
Trademark                        Country Name                    Class(es)             Number/Date            Number/Date
ADULTVISION (STYLIZED)           9600047/                        Registered            74/687549              2072439
                                 United States of America        38,41                 12-Jun-1995            17-Jun-1997

ATV                              9600046/                        Registered            74/688248              2079844
                                 United States of America        38,41                 12-Jun-1995            15-Jul-1997

ATV (STYLIZED)                   9500223/                        Registered            74/691892              2,079,849
                                 United States of America        38,41                 13-Jun-1995            15-Jul-1997

                                                    Trademark Security Agreement

                             Trademark List by Owner                     Page: 2

      Owner: LIFESTYLE BRANDS, LTD.

                                 Case Number/Subcase             Status                Application            Registration
Trademark                        Country Name                    Class(es)             Number/Date            Number/Date
COVENTRY                         SC95000327/                     Published             78/094019
                                 United States of America        9                     19-Nov-2001

COVENTRY                         SC95000329/                     Published             78/098103
                                 United States of America        18                    13-Dec-2001

COVENTRY                         SC8800187/                      Registered            72-190342              777377
                                 United States of America        14                    06-Apr-1964            22-Sep-1964

COVENTRY AND EAGLE               SC95000341/                     Pending               76/402158
                                 United States of America        14                    01-May-2002

COVENTRY AND EAGLE               SC95000339/                     Pending               76/402534
                                 United States of America        18                    01-May-2002

COVENTRY U.S.A.                  SC95000334/                     Published             76/402482
                                 United States of America        25                    01-May-2002

COVENTRY U.S.A.                  SC95000345/                     Pending               76/402014
                                 United States of America        14                    01-May-2002

COVENTRY U.S.A.                  SC95000342/                     Pending               76/402017
                                 United States of America        18                    01-May-2002

COVENTRY U.S.A.                  SC95000338/                     Published             76/402533
                                 United States of America        9                     01-May-2002

COVENTRY WITH EAGLE              SC95000330/                     Published             76/360590
LOGO                             United States of America        9                     18-Jan-2002

COVENTRY WITH EAGLE              SC95000335/                     Published             76/402179
LOGO                             United States of America        25                    01-May-2002

SARAH (TYPED)                    SC8900003/                      Registered            72-190, 343            777.378
                                 United States of America        14                    06-Apr-1964            22-Sep-1964

SARAH COVENTRY                   SC9500023/                      Registered            76/241971              2647004
                                 United States of America        25                    17-Apr-2001            11-May-2002

SARAH COVENTRY                   SC95000332/                     Published             76/401371
                                 United States of America        3                     26-Apr-2002

SARAH COVENTRY                   SC95000333/                     Published             76/401030
                                 United States of America        25                    26-Apr-2002

SARAH COVENTRY                   SC95000331/                     Published             76/384771
                                 United States of America        9                     20-Mar-2002

                                                    Trademark Security Agreement

                             Trademark List by Owner                     Page: 3

      Owner: LIFESTYLE BRANDS, LTD.

                                 Case Number/Subcase             Status                Application            Registration
Trademark                        Country Name                    Class(es)             Number/Date            Number/Date
SARAH COVENTRY                   SC95000328/                     Published             78/098100
                                 United States of America        18                    13-Dec-2001

SARAH COVENTRY (TYPED)           SC8800212/                      Registered            72-001851              636452
                                 United States of America        14                    01-Feb-1956            30-Oct-1956

SARAH COVENTRY AMERICA           9600154/                        Registered            74/732032              2054164
                                 United States of America        9                     13-Sep-1995            22-Apr-1997

SARAH COVENTRY with              SC95000343/                     Published             76/402047
BUTTERFLY DESIGN                 United States of America        25                    01-May-2002

SARAH COVENTRY with              SC95000344/                     Pending               76/402013
Butterfly Design                 United States of America        18                    01-May-2002

SARAH COVENTRY with              SC95000340/                     Pending               76/402472
BUTTERFLY DESIGN                 United States of America        14                    01-May-2002

SARAH COVENTRY with              SC95000346/                     Published             76/402471
BUTTERFLY DESIGN                 United States of America        9                     01-May-2002

SC & BUTTERFLY DESIGN            SC8800242/                      Registered            73692363               1491870
(OLD)                            United States of America        3                     29-Oct-1987            14-Jun-1988

SC & BUTTERFLY DESIGN            SC8800241/                      Registered            73693101               1503021
(OLD)                            United States of America        18                    02-Nov-1987            06-Sep-1988

SC & BUTTERFLY DESIGN            SC8800243/                      Registered            73692464               1492152
(OLD)                            United States of America        14                    29-Oct-1987            14-Jun-1988

SC & BUTTERFLY DESIGN            SC8800244/                      Registered            73692437               1492548
(OLD)                            United States of America        35                    29-Oct-1987            14-Jun-1988

SC (TYPED)                       SC8800240/                      Registered            72193707               788735
                                 United States of America        14                                           27-Apr-1965

                                                    Trademark Security Agreement

                             Trademark List by Owner                     Page: 4

      Owner: PLAYBOY ENTERTAINMENT GROUP, INC.

                                 Case Number/Subcase             Status                Application            Registration
Trademark                        Country Name                    Class(es)             Number/Date            Number/Date
THE REALLY NAKED TRUTH           97000575/                       Registered            74/538407              1987539
& DESIGN                         United States of America        41                    16-Jun-1994            16-Jul-1996

                                                    Trademark Security Agreement

                             Trademark List by Owner                     Page: 5

      Owner: PLAYBOY ENTERPRISES, INC.

                                 Case Number/Subcase             Status                Application            Registration
Trademark                        Country Name                    Class(es)             Number/Date            Number/Date
HMH                              96011649/                       Registered            75/602790              2360843
                                 United States of America        6                     10-Dec-1998            20-Jun-2000

INSIDE OUT                       9200087/                        Registered            74158816               1707314
                                 United States of America        41                    19-Apr-1991            11-Aug-1992

PLAYBOY CENTERFOLD               9600874/                        Registered            75/233654              2279723
                                 United States of America        42                    24-Jan-1997            21-Sep-1999

POP                              96011695/                       Registered            75611086               2311644
                                 United States of America        42                    22-Dec-1998            25-Jan-2000

RABBIT HEAD DESIGN               96011499/                       Registered            75/568736              2384047
                                 United States of America        8                     02-Oct-1998            05-Sep-2000

RABBIT HEAD DESIGN               96011569/                       Registered            75583680               2304130
                                 United States of America        9                     03-Nov-1998            28-Dec-1999

SEXCETERA                        96011696/                       Registered            75/611057              2316371
                                 United States of America        42                    22-Dec-1998            08-Feb-2000

STRIP SEARCH                     96011811/                       Registered            75/657284              2380834
                                 United States of America        9                     10-Mar-1999            29-Aug-2000

THE SEXIEST PHONE CARDS          96011698/                       Registered            75/611489              2323763
ON THE PLANET!                   United States of America        36                    23-Dec-1998            29-Feb-2000

                                                    Trademark Security Agreement

                             Trademark List by Owner                     Page: 6

      Owner: PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                                 Case Number/Subcase             Status                Application            Registration
Trademark                        Country Name                    Class(es)             Number/Date            Number/Date
(RABBIT HEAD DESIGN).COM         97000102/                       Registered            76/125004              2638318
                                 United States of America        41, 42                10-Apr-2001            22-Oct-2002

(RHD).COM SPORTSBOOK             97000332/                       Published             76/244265
                                 United States of America        36, 41                20-Apr-2001

7 LIVES XPOSED                   97000466/                       Registered            76/330155              2615152
                                 United States of America        41                    26-Oct-2001            03-Sep-2002

A DAY OF SEX IN AMERICA          97000330/                       Published             76/244136
                                 United States of America        16                    20-Apr-2001

ADULTVISION                      97000525/                       Pending               76/391112
                                 United States of America        41                    03-Apr-2002

AFTER DARK VIDEO                 9600914/                        Registered            75/256252              2177599
                                 United States of America        35                    12-Mar-1997            28-Jul-1998

AFTER DARK VIDEO                 9600631/                        Registered            75/182291              2107075
                                 United States of America        9                     16-Oct-1996            21-Oct-1997

ALTA LOMA                        96011910/                       Published             75/703085
                                 United States of America        41                    11-May-1999

ANDRITA STUDIOS                  97000633/                       Pending               78/163100
                                 United States of America        41                    11-Sep-2002

BETTING BUNNY                    97000215/                       Published             76/189206
                                 United States of America        9, 36, 41             03-Jan-2001

BUNNY                            9600646/                        Registered            72233496               810,555
                                 United States of America        42                    29-Nov-1965            28-Jun-1966

BUNNY COSTUME                    9600645/                        Registered            72/171655              0762884
                                 United States of America        42                    24-Jun-1963            07-Jan-1964

BUNNYPASS                        97000852/                       Pending               76/485195
                                 United States of America        41                    27-Jan-2003

CELEBRITY CENTERFOLD             96011448/                       Registered            75/536194              2356709
                                 United States of America        9                     13-Aug-1998            13-Jun-2000

CENTERFOLD                       96011551/                       Suspended             75/576544
                                 United States of America        42                    26-Oct-1998

CENTERFOLD                       9600693/                        Registered            75/250900              2275173
                                 United States of America        9, 16                 03-Mar-1997            07-Sep-1999

                                                    Trademark Security Agreement

                             Trademark List by Owner                     Page: 7

      Owner: PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                                 Case Number/Subcase             Status                Application            Registration
Trademark                        Country Name                    Class(es)             Number/Date            Number/Date
CENTERFOLD COLLECTOR             9600647/                        Registered            75/200931              2114146
CARDS                            United States of America        16                    20-Nov-1996            18-Nov-1997

CLASSIC CENTERFOLDS              96011550/                       Registered            75/577252              2351406
                                 United States of America        16                    26-Oct-1998            23-May-2000

COMPETE                          96011340/                       Registered            75/444459              2376488
                                 United States of America        41                    04-Mar-1998            15-Aug-2000

CYBER(RHD)CLUB                   97000603/                       Pending               76/440143
                                 United States of America        42                    08-Aug-2002

CYBER(RHD)CLUB                   97000593/                       Pending               78/150725
                                 United States of America        9                     05-Aug-2002

CYBER(RHD)GIRL                   97000604/                       Pending               76/440144
                                 United States of America        42                    08-Aug-2002

CYBER(RHD)GIRL                   97000849/                       Pending               76/484102
                                 United States of America        14                    23-Jan-2003

CYBER(RHD)GIRLS                  97000594/                       Pending               78/150719
                                 United States of America        9                     05-Aug-2002

DARK JUSTICE                     97000139/                       Registered            76/172627              2536128
                                 United States of America        41                    29-Nov-2000            05-Feb-2002

DREAM SCREEN                     9600846/                        Registered            75/244736              2170432
                                 United States of America        9                     18-Jul-1996            30-Jun-1998

EDEN                             96011431/                       Registered            75/520926              2274327
                                 United States of America        41                    17-Jul-1998            31-Aug-1999

ENTERTAINMENT FOR MEN            96012064/                       Registered            75/829000              2423102
                                 United States of America        16                    21-Oct-1999            23-Jan-2001

EROS COLLECTION                  9600672/                        Registered            75/135074              2177319
                                 United States of America        9                     16-Jul-1996            28-Jul-1998

EROS COLLECTION                  9600673/                        Registered            75/118354              2204763
                                 United States of America        41                    13-Jun-1996            24-Nov-1998

EROS COLLECTION and Design       96011914/                       Registered            75706352               2608448
                                 United States of America        9                     14-May-1999            20-Aug-2002

FEMLIN                           97000632/                       Pending               76/442355
                                 United States of America        9                     22-Aug-2002

                                                    Trademark Security Agreement

                             Trademark List by Owner                     Page: 8

      Owner: PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                                 Case Number/Subcase             Status                Application            Registration
Trademark                        Country Name                    Class(es)             Number/Date            Number/Date
FEMLIN (DESIGN)                  9000337/                        Registered            72/141296              740025
                                 United States of America        21                    02-Apr-1962            30-Oct-1962

FEMLIN (DESIGN)                  9000341/                        Registered            72122698               738387
                                 United States of America        42                    23-Jun-1961            25-Sep-1962

FEMLIN (WORD)                    9000342/                        Registered            72140944               740024
                                 United States of America        21                    28-Mar-1962            30-Oct-1962

FOR COUPLES ONLY                 96011686/                       Registered            75/606363              2378730
                                 United States of America        9                     16-Dec-1998            22-Aug-2000

GIRLS OF SUMMER                  9100531/                        Registered            74/149675              1.678.521
                                 United States of America        16                    20-Mar-1991            10-Mar-1992

GIRLS OF THE INTERNET            96011627/                       Registered            75/600214              2309194
                                 United States of America        9                     07-Dec-1998            18-Jan-2000

GIRLS OF THE INTERNET            9600026/                        Registered            75/010382              2,148,516
                                 United States of America        41                    25-Oct-1995            07-Apr-1998

HMH                              96011622/                       Registered            75/599718              2333886
                                 United States of America        21                    04-Dec-1998            21-Mar-2000

HMH                              96011621/                       Registered            75/599719              2322504
                                 United States of America        25                    04-Dec-1998            22-Feb-2000

HMH                              97000357/                       Published             76/276033
                                 United States of America        30                    25-Jun-2001

HMH (STYLIZED LETTERS)           9600681/                        Registered            75/195961              2107306
                                 United States of America        34                    08-Nov-1996            21-Oct-1997

HMH (Stylized letters)           9100493/                        Registered            75/226147              2175681
                                 United States of America        14                    15-Jan-1997            21-Jul-1998

HMH MANSION GATE DESIGN          96011630/                       Registered            75/602063              2386434
                                 United States of America        25                    09-Dec-1998            12-Sep-2000

HOT NET AND DESIGN               97000580/                       Published             76/424494
                                 United States of America        41                    24-Jun-2002

HTTP://WWW.PLAYBOY.COM           9500200/                        Registered            74/701251              2011646
                                 United States of America        42                    14-Jul-1995            29-Oct-1996

HUGH M. HEFNER                   9600682/                        Registered            75/195963              2107308
(SIGNATURE)                      United States of America        34                    08-Nov-1996            21-Oct-1997

                                                    Trademark Security Agreement

                             Trademark List by Owner                     Page: 9

      Owner: PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                                 Case Number/Subcase             Status                Application            Registration
Trademark                        Country Name                    Class(es)             Number/Date            Number/Date
INSIDE OUT AND DESIGN            9100514/                        Registered            74246397               1720057
                                 United States of America        9                     14-Feb-1992            29-Sep-1992

INSTANT ACCESS                   97000329/                       Registered            76/242093              2569859
                                 United States of America        38, 41                17-Apr-2001            14-May-2002

KEY W/RABBIT HEAD DESIGN         9000345/                        Registered            72122697               738386
                                 United States of America        42                    23-Jun-1961            25-Sep-1962

MAN TRACK                        9300370/                        Registered            74/250034              1751242
                                 United States of America        16                    26-Feb-1992            09-Feb-1993

MAXIMUM EXPOSURE                 97000521/                       Pending               76/384772
                                 United States of America        41                    20-Mar-2002

MISS APRIL                       96011825/                       Registered            75/669169              2382636
                                 United States of America        16                    26-Mar-1999            05-Sep-2000

MISS AUGUST                      96011829/                       Registered            75/669185              2382642
                                 United States of America        16                    26-Mar-1999            05-Sep-2000

MISS DECEMBER                    96011833/                       Registered            75/669173              2382638
                                 United States of America        16                    26-Mar-1999            05-Sep-2000

MISS FEBRUARY                    96011823/                       Registered            75/669170              2382637
                                 United States of America        16                    26-Mar-1999            05-Sep-2000

MISS JANUARY                     96011822/                       Registered            75/668607              2382630
                                 United States of America        16                    26-Mar-1999            05-Sep-2000

MISS JULY                        96011828/                       Registered            75/669178              2382641
                                 United States of America        16                    26-Mar-1999            05-Sep-2000

MISS JUNE                        96011827/                       Registered            75/669177              2382640
                                 United States of America        16                    26-Mar-1999            05-Sep-2000

MISS MARCH                       96011824/                       Registered            75/669174              2382639
                                 United States of America        16                    26-Mar-1999            05-Sep-2000

MISS MAY                         96011826/                       Registered            75/669104              2382633
                                 United States of America        16                    26-Mar-1999            05-Sep-2000

MISS NOVEMBER                    96011832/                       Registered            75/669106              2382634
                                 United States of America        16                    26-Mar-1999            05-Sep-2000

MISS OCTOBER                     96011831/                       Registered            75/673096              2391141
                                 United States of America        16                    26-Mar-1999            03-Oct-2000

                                                    Trademark Security Agreement

                             Trademark List by Owner                    Page: 10

      Owner: PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                                 Case Number/Subcase             Status                Application            Registration
Trademark                        Country Name                    Class(es)             Number/Date            Number/Date
MISS SEPTEMBER                   96011830/                       Registered            75/669101              2382632
                                 United States of America        16                    26-Mar-1999            05-Sep-2000

MS. PLAYBOY                      97000560/                       Published             76/417677
                                 United States of America        21                    07-Jun-2002

NIGHT CALLS                      9600684/                        Registered            75/125974              2,052,853
                                 United States of America        41                    26-Jun-1996            15-Apr-1997

NIGHT CALLS 411                  97000606/                       Published             76/440578
                                 United States of America        41                    15-Aug-2002

NIGHT CALLS RADIO                97000582/                       Published             76/434181
                                 United States of America        41                    25-Jul-2002

PASSION COVE                     96012101/                       Registered            75/915954              2426892
                                 United States of America        41                    10-Oct-2000            06-Feb-2001

PASSION COVE                     96011958/                       Published             75/734430
                                 United States of America        9                     23-Jun-1999

PLAY BOY                         9000269/                        Registered            72034559               689431
                                 United States of America        28                    29-Jul-1957            08-Dec-1959

PLAY4FUN                         97000639/                       Published             75/673336
                                 United States of America        42                    02-Apr-1999

PLAYBOY                          9000270/                        Registered            72160485               755301
                                 United States of America        34                    10-Jan-1963            27-Aug-1963

PLAYBOY                          9000271/                        Registered            72166996               764.820
                                 United States of America        3                     18-Apr-1963            11-Feb-1964

PLAYBOY                          9000286/                        Registered            73563849               1393914
                                 United States of America        9                     18-Oct-1985            20-May-1986

PLAYBOY                          9000273/                        Registered            72193952               791734
                                 United States of America        16                    21-May-1964            29-Jun-1965

PLAYBOY                          9000268/                        Registered            72/051788              676726
                                 United States of America        16                    16-May-1958            07-Apr-1959

PLAYBOY                          9000267/                        Registered            72016694               645386
                                 United States of America        14                    01-Oct-1956            14-May-1957

PLAYBOY                          8900797/                        Registered            286,817                871.552
                                 United States of America        18                    13-Dec-1967            24-Jun-1969

                                                    Trademark Security Agreement

                             Trademark List by Owner                    Page: 11

      Owner: PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                                 Case Number/Subcase             Status                Application            Registration
Trademark                        Country Name                    Class(es)             Number/Date            Number/Date
PLAYBOY                          9000285/                        Registered            73341544               1328611
                                 United States of America        25                    14-Dec-1981            02-Apr-1985

PLAYBOY                          9000284/                        Registered            73464290               1308905
                                 United States of America        14                    06-Feb-1984            11-Dec-1984

PLAYBOY                          9000278/                        Registered            73/065847              1040491
                                 United States of America        9                     14-Oct-1975            01-Jun-1976

PLAYBOY                          97000566/                       Published             76/428727
                                 United States of America        14                    09-Jul-2002

PLAYBOY                          9500198/                        Registered            74/702656              2020389
                                 United States of America        42                    13-Jul-1995            03-Dec-1996

PLAYBOY                          9000435/                        Registered            71664940               600018
                                 United States of America        16                    21-Apr-1954            28-Dec-1954

PLAYBOY                          9600713/                        Registered            75/194996              2107294
                                 United States of America        34                    08-Nov-1996            21-Oct-1997

PLAYBOY                          9100605/                        Registered            73264124               1320822
                                 United States of America        25                    30-May-1980            19-Feb-1985

PLAYBOY                          9400493/                        Registered            73400744               1886578
                                 United States of America        9                     10-Jun-1993            28-Mar-1995

PLAYBOY                          9000275/                        Registered            72/292374              874451
                                 United States of America        35                    04-Mar-1968            05-Aug-1969

PLAYBOY                          96012209/                       Registered            76/020905              2469441
                                 United States of America        21                    07-Apr-2000            17-Jul-2001

PLAYBOY                          97000586/                       Published             78/149184
                                 United States of America        28                    31-Jul-2002

PLAYBOY                          96011498/                       Registered            75/562928              2605118
                                 United States of America        28                    02-Oct-1998            06-Aug-2002

PLAYBOY                          97000083/                       Registered            76/088316              2626072
                                 United States of America        28                    11-Jul-2000            24-Sep-2002

PLAYBOY                          97000029/                       Published             76/083560
                                 United States of America        28                    06-Jul-2000

PLAYBOY                          96011580/                       Registered            75/584965              2412958
                                 United States of America        18                    09-Nov-1998            12-Dec-2000

                                                    Trademark Security Agreement

                             Trademark List by Owner                    Page: 12

      Owner: PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                                 Case Number/Subcase             Status                Application            Registration
Trademark                        Country Name                    Class(es)             Number/Date            Number/Date
PLAYBOY                          96011400/                       Registered            75/500930              2485583
                                 United States of America        25                    12-Jun-1998            04-Sep-2001

PLAYBOY                          96011893/                       Registered            75/694654              2420042
                                 United States of America        3                     29-Apr-1999            09-Jan-2001

PLAYBOY                          9000272/                        Registered            72173452               769702
                                 United States of America        41                    22-Jul-1963            12-May-1964

PLAYBOY                          96011954/                       Registered            75/735764              2447001
                                 United States of America        12                    23-Jun-1999            24-Apr-2001

PLAYBOY                          96011990/                       Registered            75/754882              2445179
                                 United States of America        15                    20-Jul-1999            17-Apr-2001

PLAYBOY                          97000630/                       Pending               76/442353
                                 United States of America        9                     22-Aug-2002

PLAYBOY                          96011497/                       Registered            75/562929              2446799
                                 United States of America        8                     02-Oct-1998            24-Apr-2001

PLAYBOY                          97000026/                       Registered            76/108684              2482255
                                 United States of America        41                    10-Apr-2001            28-Aug-2001

PLAYBOY                          96012097/                       Registered            76/005003              2632523
                                 United States of America        16                    20-Mar-2000            08-Oct-2002

PLAYBOY                          96011885/                       Registered            75/689731              2635849
                                 United States of America        9                     22-Apr-1999            15-Oct-2002

PLAYBOY                          97000504/                       Registered            76/366684              2631654
                                 United States of America        41                    01-Feb-2002            08-Oct-2002

PLAYBOY                          97000592/                       Pending               76/435180
                                 United States of America        11                    29-Jul-2002

PLAYBOY                          97000369/                       Published             76/280424
                                 United States of America        5                     03-Jul-2001

PLAYBOY                          97000363/                       Published             78/070069
                                 United States of America        9                     20-Jun-2001

PLAYBOY                          9600778/                        Registered            75/226140              2181438
                                 United States of America        14                    15-Jan-1997            11-Aug-1998

PLAYBOY                          97000347/                       Published             76/263882
                                 United States of America        6                     29-May-2001

                                                    Trademark Security Agreement

                             Trademark List by Owner                    Page: 13

      Owner: PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                                 Case Number/Subcase             Status                Application            Registration
Trademark                        Country Name                    Class(es)             Number/Date            Number/Date
PLAYBOY                          97000352/                       Registered            78/067867              2644619
                                 United States of America        30                    07-Jun-2001            29-Oct-2002

PLAYBOY AFTER DARK               97000481/                       Pending               78/098634
                                 United States of America        41                    17-Dec-2001

PLAYBOY AND RABBIT HEAD          9000439/                        Registered            72238954               984548
DESIGN                           United States of America        25                    16-Feb-1966            21-May-1974

PLAYBOY AUDIO AND DESIGN         9600686/                        Registered            75/188096              2107167
                                 United States of America        9                     23-Oct-1996            21-Oct-1997

PLAYBOY BACHELOR PARTY           97000031/                       Registered            76/116787              2537924
                                 United States of America        41                    10-Apr-2001            12-Feb-2002

PLAYBOY BET EXCHANGE             97000334/                       Published             76/244264
                                 United States of America        41                    20-Apr-2001

PLAYBOY CASINO                   97000331/                       Published             76/244034
                                 United States of America        36, 41                20-Apr-2001

PLAYBOY CENTERFOLD               9600694/                        Registered            75/250901              2260234
                                 United States of America        9, 16                 03-Mar-1997            13-Jul-1999

PLAYBOY CENTERFOLDS              96011047/                       Registered            75/368956              2322825
                                 United States of America        42                    06-Oct-1997            29-Feb-2000

PLAYBOY CYBER CLUB               96011004/                       Registered            75/347353              2322800
                                 United States of America        42                    26-Aug-1997            29-Feb-2000

PLAYBOY EXPOSED                  97000480/                       Registered            76/349401              2631495
                                 United States of America        9                     17-Dec-2001            08-Oct-2002

PLAYBOY FUNNIES                  97000271/                       Registered            76/193861              2644097
                                 United States of America        16                    12-Jan-2001            29-Oct-2002

PLAYBOY JAZZ                     97000403/                       Published             78/051619
                                 United States of America        9                     06-Mar-2001

PLAYBOY JAZZ DESIGN              97000313/                       Registered            76/244263              2602728
                                 United States of America        9                     20-Apr-2001            30-Jul-2002

PLAYBOY JAZZ FESTIVAL            8900489/                        Registered            73/415751              1.279.832
                                 United States of America        16,25,41              04-Mar-1983            29-May-1984

PLAYBOY LOUNGE                   97000197/                       Registered            76/198036              2567100
                                 United States of America        41                    23-Jan-2001            07-May-2002

                                                    Trademark Security Agreement

                             Trademark List by Owner                    Page: 14

      Owner: PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                                 Case Number/Subcase             Status                Application            Registration
Trademark                        Country Name                    Class(es)             Number/Date            Number/Date
PLAYBOY ONLINE and Design        96011913/                       Registered            75/706247              2361962
                                 United States of America        42                    14-May-1999            27-Jun-2000

PLAYBOY PLAYMATE ALUMNI          96011341/                       Registered            75/444470              2221735
 ASSOCIATION                     United States of America        16                    04-Mar-1998            02-Feb-1999

PLAYBOY RADIO                    97000581/                       Published             76/434097
                                 United States of America        41                    25-Jul-2002

PLAYBOY SELECT                   96011310/                       Registered            75/394490              2193907
                                 United States of America        36                    21-Nov-1997            06-Oct-1998

PLAYBOY SPA                      97000141/                       Registered            76/145547              2490761
                                 United States of America        3                     10-Oct-2000            18-Sep-2001

PLAYBOY SPECIAL EDITIONS         97000088/                       Registered            76/095361              2593763
                                 United States of America        16, 41                19-Jul-2000            16-Jul-2002

PLAYBOY SPORT                    9000249/                        Registered            73391489               1328616
                                 United States of America        25                    28-Sep-1982            02-Apr-1985

PLAYBOY SPORTSBOOK.COM           97000333/                       Published             76/244033
                                 United States of America        36, 41                20-Apr-2001

PLAYBOY STORE                    97000173/                       Registered            76/158756              2661622
                                 United States of America        35                    02-Nov-2000            17-Dec-2002

PLAYBOY TV                       96010981/                       Registered            75/344894              2190905
                                 United States of America        41                    21-Aug-1997            22-Sep-1998

PLAYBOY TV AND DESIGN            9600742/                        Registered            75117215               2077341
                                 United States of America        41                    11-Jun-1996            08-Jul-1997

PLAYBOY TV NETWORKS and          96011915/                       Registered            75/706373              2319609
Design                           United States of America        41                    14-May-1999            15-Feb-2000

PLAYBOY W/ RABBIT HEAD           9400593/                        Registered            74/522307              1908471
DESIGN                           United States of America        18                    06-May-1994            01-Aug-1995

PLAYBOY W/RABBIT HEAD            9000587/                        Registered            73424324               1318244
DESIGN                           United States of America        25                    03-May-1983            05-Feb-1985

PLAYBOY X-TREME TEAM             96012088/                       Registered            75/928939              2535629
                                 United States of America        41                    25-Feb-2000            05-Feb-2002

PLAYBOY.COMVERSATION             97000233/                       Registered            76/191127              2538068
                                 United States of America        41                    08-Jan-2001            12-Feb-2002

                                                    Trademark Security Agreement

                             Trademark List by Owner                    Page: 15

      Owner: PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                                 Case Number/Subcase             Status                Application            Registration
Trademark                        Country Name                    Class(es)             Number/Date            Number/Date
PLAYBOYNET                       97000850/                       Pending               76/485197
                                 United States of America        41                    27-Jan-2003

PLAYBOYPLUS                      97000851/                       Pending               76/485196
                                 United States of America        41                    27-Jan-2003

PLAYBOYRACINGUSA                 97000337/                       Published             78/061267
                                 United States of America        36, 41                01-May-2001

PLAYBOY'S                        9100417/                        Registered            74/132604              1733661
                                 United States of America        41                    23-Jan-1991            17-Nov-1992

PLAYBOY'S BATHING                9100423/                        Registered            74/146497              1697592
BEAUTIES                         United States of America        16                    05-Mar-1991            30-Jun-1992

PLAYBOY'S BLONDES                9100424/                        Registered            74/146495              1753861
BRUNETTES REDHEADS               United States of America        16                    05-Mar-1991            23-Feb-1993

PLAYBOY'S BOOK OF                9000905/                        Registered            74/116048              1666709
LINGERIE                         United States of America        16                    16-Nov-1990            03-Dec-1991

PLAYBOY'S CASTING CALLS          97000261/                       Registered            78/037726              2637350
                                 United States of America        9, 16                 04-Dec-2000            15-Oct-2002

PLAYBOY'S COLLEGE GIRLS          9100422/                        Registered            74/146492              1706665
                                 United States of America        16                    05-Mar-1991            11-Aug-1992

PLAYBOY'S CYBER GIRLS            97000219/                       Registered            76/197191              2504457
                                 United States of America        42                    19-Jan-2001            06-Nov-2001

PLAYBOY'S DIRECTOR'S CUT         97000138/                       Published             78/028587
                                 United States of America        41                    02-Oct-2000

PLAYBOY'S GIRLS OF               9100425/                        Registered            74/146494              1744466
WINTER                           United States of America        16                    05-Mar-1991            05-Jan-1993

PLAYBOY'S NUDES                  9100484/                        Registered            74/153753              1694327
                                 United States of America        16                    02-Apr-1991            16-Jun-1992

PLAYBOY'S PLAYMATE OF            9000328/                        Registered            72/020267              661391
THE MONTH                        United States of America        16                    03-Dec-1956            06-May-1958

PLAYBOY'S PLAYMATE               9100420/                        Registered            74/146496              1691469
REVIEW                           United States of America        16                    05-Mar-1991            09-Jun-1992

PLAYBOYSTORE.COM                 97000174/                       Registered            76/158758              2584757
                                 United States of America        35                    02-Nov-2000            25-Jun-2002

                                                    Trademark Security Agreement

                             Trademark List by Owner                    Page: 16

      Owner: PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                                 Case Number/Subcase             Status                Application            Registration
Trademark                        Country Name                    Class(es)             Number/Date            Number/Date
PLAYBOYTV CLUB                   97000564/                       Pending               76/419768
                                 United States of America        41                    12-Jun-2002

PLAYMAT                          96011332/                       Registered            75/450860              2253285
                                 United States of America        9                     16-Mar-1998            15-Jun-1999

PLAYMATE                         97000353/                       Published             78/067868
                                 United States of America        30                    07-Jun-2001

PLAYMATE                         97000631/                       Pending               76/442357
                                 United States of America        9                     22-Aug-2002

PLAYMATE                         96012206/                       Pending               76/038047
                                 United States of America        9                     01-May-2000

PLAYMATE                         97000346/                       Published             76/263883
                                 United States of America        6                     29-May-2001

PLAYMATE                         97000082/                       Published             76/088310
                                 United States of America        28                    11-Jul-2000

PLAYMATE                         96011046/                       Registered            75/368959              2191054
                                 United States of America        42                    06-Oct-1997            22-Sep-1998

PLAYMATE                         97000089/                       Registered            76/005403              2663899
                                 United States of America        16                    20-Mar-2000            17-Dec-2002

PLAYMATE                         9100602/                        Registered            73558616               1399564
                                 United States of America        25                    16-Sep-1985            01-Jul-1986

PLAYMATE                         96011570/                       Registered            75/582250              2298170
                                 United States of America        9                     03-Nov-1998            07-Dec-1999

PLAYMATE                         96011838/                       Published             75/673335
                                 United States of America        28                    02-Apr-1999

PLAYMATE                         96011873/                       Published             75/678317
                                 United States of America        9                     09-Apr-1999

PLAYMATE                         97000170/                       Published             76/157181
                                 United States of America        9                     31-Oct-2000

PLAYMATE                         9000318/                        Registered            73563856               1393915
                                 United States of America        9                     18-Oct-1985            20-May-1986

PLAYMATE                         9000324/                        Registered            72450541               990061
                                 United States of America        28                    05-Mar-1973            06-Aug-1974

                                                    Trademark Security Agreement

                             Trademark List by Owner                    Page: 17

      Owner: PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                                 Case Number/Subcase             Status                Application            Registration
Trademark                        Country Name                    Class(es)             Number/Date            Number/Date
PLAYMATE                         9000317/                        Registered            73464145               1308903
                                 United States of America        14                    06-Feb-1984            11-Dec-1984

PLAYMATE                         9000322/                        Registered            72187491               777867
                                 United States of America        14                    26-Feb-1964            29-Sep-1964

PLAYMATE                         9000316/                        Registered            72040119               721987
                                 United States of America        16                    05-Nov-1957            26-Sep-1961

PLAYMATE OF THE MONTH            97000589/                       Pending               76/437856
                                 United States of America        28                    05-Aug-2002

PLAYMATE OF THE YEAR             9000327/                        Registered            73619058               1462762
                                 United States of America        16                    10-Sep-1981            27-Oct-1987

PLAYMATE OF THE YEAR             9000326/                        Registered            73/619062              1.462.569
                                 United States of America        9                     10-Sep-1986            27-Oct-1987

PLAYMATE OF THE YEAR             97000097/                       Published             76/005504
                                 United States of America        16                    20-Mar-2000

PLAYMATE OF THE YEAR             97000270/                       Published             76/088306
                                 United States of America        28                    11-Jul-2000

PLAYMATE OF THE YEAR             97000492/                       Published             76/354264
                                 United States of America        34                    02-Jan-2002

PLAYMATE OF THE YEAR             97000628/                       Pending               76/442354
                                 United States of America        9                     22-Aug-2002

PLAYMATE PROFILE                 96011055/                       Registered            75/363935              2191045
                                 United States of America        9                     26-Sep-1997            22-Sep-1998

PLAYMATE W/RABBIT HEAD           9000333/                        Registered            73558617               1404136
DESIGN                           United States of America        25                    16-Sep-1985            05-Aug-1986

PMOY                             96011404/                       Registered            75/467337              2301586
                                 United States of America        16                    13-Apr-1998            21-Dec-1999

PMOY                             97000130/                       Published             76/005495
                                 United States of America        16                    20-Mar-2000

RABBIT HEAD DESIGN               97000103/                       Registered            76/005004              2666917
                                 United States of America        16                    20-Mar-2000            24-Dec-2002

RABBIT HEAD DESIGN               96011819/                       Registered            75/664960              2407227
                                 United States of America        12                    22-Mar-1999            21-Nov-2000

                                                    Trademark Security Agreement

                             Trademark List by Owner                    Page: 18

      Owner: PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                                 Case Number/Subcase             Status                Application            Registration
Trademark                        Country Name                    Class(es)             Number/Date            Number/Date
RABBIT HEAD DESIGN               9000305/                        Registered            73464146               1308904
                                 United States of America        14                    06-Feb-1984            11-Dec-1984

RABBIT HEAD DESIGN               97000629/                       Pending               76/442356
                                 United States of America        9                     22-Aug-2002

RABBIT HEAD DESIGN               8900798/                        Registered            286,818                871.553
                                 United States of America        18                    13-Dec-1967            24-Jun-1969

RABBIT HEAD DESIGN               8900799/                        Registered            72302074               873370
                                 United States of America        28                    05-Jul-1968            22-Jul-1969

RABBIT HEAD DESIGN               97000842/                       Pending               76/482822
                                 United States of America        14                    16-Jan-2003

RABBIT HEAD DESIGN               9000311/                        Registered            72162258               759207
                                 United States of America        14                    07-Feb-1963            29-Oct-1963

RABBIT HEAD DESIGN               8900490/                        Registered            73391484               1276276
                                 United States of America        25                    28-Sep-1982            01-May-1984

RABBIT HEAD DESIGN               97000868/                       Pending               76/489973
                                 United States of America        28                    13-Feb-2003

RABBIT HEAD DESIGN               9600800/                        Registered            75195962               2107307
                                 United States of America        34                    08-Nov-1996            21-Oct-1997

RABBIT HEAD DESIGN               9000308/                        Registered            72/052490              679997
                                 United States of America        21                    28-May-1958            09-Jun-1959

RABBIT HEAD DESIGN               96011845/                       Registered            75/674184              2618521
                                 United States of America        6                     05-Apr-1999            10-Sep-2002

RABBIT HEAD DESIGN               96011912/                       Published             75/706354
                                 United States of America        42                    14-May-1999

RABBIT HEAD DESIGN               96011911/                       Published             75/706356
                                 United States of America        41                    14-May-1999

RABBIT HEAD DESIGN               96011894/                       Registered            75/694662              2443328
                                 United States of America        3                     29-Apr-1999            10-Apr-2001

RABBIT HEAD DESIGN               96011953/                       Registered            75/735763              2449959
                                 United States of America        12                    23-Jun-1999            08-May-2001

RABBIT HEAD DESIGN               96011886/                       Published             75/689730
                                 United States of America        9                     22-Apr-1999

                                                    Trademark Security Agreement

                             Trademark List by Owner                    Page: 19

      Owner: PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                                 Case Number/Subcase             Status                Application            Registration
Trademark                        Country Name                    Class(es)             Number/Date            Number/Date
RABBIT HEAD DESIGN               9000307/                        Registered            71686448               643926
                                 United States of America        16                    28-Apr-1955            09-Apr-1957

RABBIT HEAD DESIGN               9000306/                        Registered            73563848               1393913
                                 United States of America        9                     18-Oct-1985            06-May-1986

RABBIT HEAD DESIGN               96011991/                       Registered            75/756329              2434256
                                 United States of America        15                    20-Jul-1999            06-Mar-2001

RABBIT HEAD DESIGN               97000064/                       Registered            76/118862              2626133
                                 United States of America        28                    10-Apr-2001            24-Sep-2002

RABBIT HEAD DESIGN               96011993/                       Registered            75/756327              2483351
                                 United States of America        20                    20-Jul-1999            28-Aug-2001

RABBIT HEAD DESIGN               9000309/                        Registered            72117864               728889
                                 United States of America        25                    14-Apr-1961            20-Mar-1962

RABBIT HEAD DESIGN               9000288/                        Registered            72162259               761793
                                 United States of America        34                    07-Feb-1963            24-Dec-1963

RABBIT HEAD DESIGN               9600741/                        Registered            75/226139              2177521
                                 United States of America        14                    15-Jan-1997            28-Jul-1998

RABBIT HEAD DESIGN               96011434/                       Registered            75/512633              2356096
                                 United States of America        12                    02-Jul-1998            06-Jun-2000

RABBIT HEAD DESIGN               9400492/                        Registered            74/456176              1918754
                                 United States of America        9                     29-Oct-1993            12-Sep-1995

RABBIT HEAD DESIGN               97000237/                       Registered            76/183153              2586538
                                 United States of America        28                    19-Dec-2000            25-Jun-2002

RABBIT HEAD DESIGN               9000289/                        Registered            72166995               764819
                                 United States of America        3                     18-Apr-1963            11-Feb-1964

RABBIT HEAD DESIGN               97000366/                       Published             76/274834
                                 United States of America        9                     21-Jun-2001

RABBIT HEAD DESIGN               9600634/                        Registered            75/188860              2.109.005
                                 United States of America        10                    10-Oct-1996            28-Oct-1997

RABBIT HEAD DESIGN               96011500/                       Registered            75/562927              2556438
                                 United States of America        28                    02-Oct-1998            02-Apr-2002

RABBIT HEAD DESIGN               9000291/                        Registered            72192592               784504
                                 United States of America        24                    04-May-1964            02-Feb-1965

                                                    Trademark Security Agreement

                             Trademark List by Owner                    Page: 20

      Owner: PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                                 Case Number/Subcase             Status                Application            Registration
Trademark                        Country Name                    Class(es)             Number/Date            Number/Date
RABBIT HEAD DESIGN               97000370/                       Published             76/283213
                                 United States of America        5                     03-Jul-2001

RABBIT HEAD DESIGN               9000295/                        Registered            72193953               791333
                                 United States of America        16                    21-May-1964            22-Jun-1965

RABBIT HEAD DESIGN               9000302/                        Registered            73067124               1058294
                                 United States of America        9                     28-Oct-1975            08-Feb-1977

RABBIT HEAD DESIGN               9000303/                        Registered            264.329                1192561
                                 United States of America        25                    02-Jun-1980            23-Mar-1982

RABBIT HEAD DESIGN               97000345/                       Published             76/263879
                                 United States of America        6                     29-May-2001

RABBIT HEAD DESIGN               97000591/                       Pending               76/435178
                                 United States of America        11                    29-Jul-2002

RABBIT HEAD DESIGN               97000583/                       Pending               76/435177
                                 United States of America        21                    29-Jul-2002

RABBIT HEAD DESIGN               97000590/                       Pending               76/437855
                                 United States of America        28                    05-Aug-2002

RABBIT HEAD DESIGN               96011398/                       Registered            75/501593              2297011
                                 United States of America        25                    12-Jun-1998            30-Nov-1999

RABBIT HEAD DESIGN               97000358/                       Published             76/276579
                                 United States of America        30                    25-Jun-2001

ROMANTICS BY PLAYBOY             9600231/                        Registered            75/065493              2,021,099
                                 United States of America        25                    26-Feb-1996            03-Dec-1996

SEX COURT                        97000092/                       Registered            76/096698              2548594
                                 United States of America        41                    26-Jul-2000            12-Mar-2002

SEXCETERA                        96012015/                       Registered            75/772270              2462631
                                 United States of America        9                     10-Aug-1999            19-Jun-2001

SEXCETERA                        96011987/                       Registered            75/770657              2412149
                                 United States of America        41                    06-Aug-1999            12-Dec-2000

SPRING BREAK                     9000256/                        Registered            73531813               1366636
                                 United States of America        16                    12-Apr-1985            22-Oct-1985

SUNSUAL                          96012092/                       Published             75/920876
                                 United States of America        3                     16-Feb-2000

                                                    Trademark Security Agreement

                             Trademark List by Owner                    Page: 21

      Owner: PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                                 Case Number/Subcase             Status                Application            Registration
Trademark                        Country Name                    Class(es)             Number/Date            Number/Date
THE PLAYBOY CLUB                 9000347/                        Registered            72122528               746367
                                 United States of America        42                    21-Jun-1961            05-Mar-1963

THE PLAYBOY EDGE                 97000529/                       Published             78/119396
                                 United States of America        5                     03-Apr-2002

THE PLAYBOY FOUNDATION           9300369/                        Registered            74/246398              1743106
AND DESIGN                       United States of America        42                    14-Feb-1992            29-Dec-1992

THE WEEKEND FLASH                97000782/                       Pending               76/466765
                                 United States of America        41                    14-Nov-2002

TV CLUB AND RABBIT HEAD          97000563/                       Published             76/419773
DESIGN                           United States of America        41                    12-Jun-2002

UNIQUELY PLAYMATES               97000338/                       Published             78/061268
                                 United States of America        16                    01-May-2001

VIDEO CENTERFOLD                 9000255/                        Registered            73/584269              1442822
                                 United States of America        9                     24-Feb-1986            16-Jun-1987

VIP W/RABBIT HEAD DESIGN         9000441/                        Registered            72182481               792715
                                 United States of America        42                    06-Dec-1963            13-Jul-1965

WET & WILD                       9300288/                        Registered            74/334405              1826170
                                 United States of America        9                     25-Nov-1992            15-Mar-1994

WET AND WILD                     96011510/                       Registered            75/566654              2301995
                                 United States of America        16                    07-Oct-1998            21-Dec-1999

X-TREME TEAM AND LOGO            96012211/                       Published             76/079322
                                 United States of America        25                    28-Jun-2000

                                                    Trademark Security Agreement

                             Trademark List by Owner                    Page: 22

      Owner: SPICE ENTERTAINMENT, INC.

                                 Case Number/Subcase             Status                Application            Registration
Trademark                        Country Name                    Class(es)             Number/Date            Number/Date
CABLE VIDEO STORE                SEI7700000/                     Registered            73/593453              1433268
                                 United States of America        38                    14-Apr-1986            17-Mar-1987

CYBERSPICE                       S2107/                          Published             76/154436
                                 United States of America        41                    26-Oct-2000

EROTIC SHOPPING FOR              96012039/                       Registered            75/025852              2015516
GROWN-UPS                        United States of America        42                    30-Nov-1995            12-Nov-1996

E-VIBE                           97000131/                       Published             76/160029
                                 United States of America        3, 5, 10              06-Nov-2000

FRENCH SILK                      97000133/                       Published             76/159916
                                 United States of America        3, 5, 10              06-Nov-2000

INTERACTIVE SPICE WITH           S2027/                          Registered            74/636883              2100636
LIPS LOGO                        United States of America        9                     21-Feb-1995            30-Sep-1997

LOVE TRINKETS                    97000802/                       Pending               76/475630
                                 United States of America        10                    16-Dec-2002

MALE ATTITUDES                   S2170/                          Pending               76/414094
                                 United States of America        10                    03-Jun-2002

PRIVATE MEMBERS                  S2168/                          Published             76/414765
                                 United States of America        10                    03-Jun-2002

PRIVATE SHOPPING FOR             S2064/                          Registered            75/025851              2015515
PRIVATE MOMENTS                  United States of America        42                    30-Nov-1995            12-Nov-1996

SENSUAL SWIRL                    97000132/                       Published             76/160028
                                 United States of America        3, 5, 10              06-Nov-2000

SPICE                            S2028/                          Published             75/832225
                                 United States of America        9                     26-Oct-1999

SPICE                            S1095/                          Registered            74/039455              1690906
                                 United States of America        41                    19-Mar-1990            02-Jun-1992

SPICE                            S2112/                          Registered            76/154389              2616867
                                 United States of America        41                    26-Oct-2000            10-Sep-2002

SPICE                            S2023/                          Suspended             75/832382
                                 United States of America        25                    26-Oct-1999

SPICE                            S2000/                          Registered            75/832302              2659999
                                 United States of America        10                    26-Oct-1999            10-Dec-2002

                                                    Trademark Security Agreement

                             Trademark List by Owner                    Page: 23

      Owner: SPICE ENTERTAINMENT, INC.

                                 Case Number/Subcase             Status                Application            Registration
Trademark                        Country Name                    Class(es)             Number/Date            Number/Date
SPICE CLUB                       S2148/                          Published             76/234183
                                 United States of America        41                    30-Mar-2001

SPICE HOT                        S2151/                          Published             78/071287
                                 United States of America        38, 41                27-Jun-2001

SPICE NETWORKS & LIPS            96012054/                       Registered            75/167197              2063530
LOGO                             United States of America        25                    17-Sep-1996            20-May-1997

SPICE PLATINUM                   S2113/                          Registered            76/187076              2571163
                                 United States of America        41                    28-Dec-2000            21-May-2002

SPICE PLATINUM 2                 S2117/                          Published             78/037696
                                 United States of America        41                    04-Dec-2000

SPICE PLATINUM LIVE              S2114/                          Published             76/185321
                                 United States of America        41                    22-Dec-2000

SPICE STIX                       97000135/                       Published             76/172628
                                 United States of America        10                    29-Nov-2000

SPICE STORE                      S2109/                          Registered            76/158011              2531780
                                 United States of America        35                    01-Nov-2000            22-Jan-2002

SPICE TV CLUB                    S2193/                          Published             76/437857
                                 United States of America        41                    05-Aug-2002

SPICE WITH LIPS LOGO             S2086/                          Published             76/149153
                                 United States of America        14                    18-Oct-2000

SPICE WITH LIPS LOGO             S1138/                          Registered            76/038002              2602128
                                 United States of America        10                    01-May-2000            30-Jul-2002

SPICE WITH LIPS LOGO             S1136/                          Pending               76/038001
                                 United States of America        3                     01-May-2000

SPICE WITH LIPS LOGO             S1137/                          Registered            76/183151              2660449
                                 United States of America        9                     19-Dec-2000            10-Dec-2002

SPICE WITH LIPS LOGO             S1140/                          Published             76/038000
                                 United States of America        28                    01-May-2000

SPICE WITH LIPS LOGO             S2055/                          Suspended             76/070331
                                 United States of America        25                    14-Jun-2000

SPICE WITH LIPS LOGO             S2036/                          Registered            75/167196              2091263
                                 United States of America        41                    17-Sep-1996            26-Aug-1997

                                                    Trademark Security Agreement

                             Trademark List by Owner                    Page: 24

      Owner: SPICE ENTERTAINMENT, INC.

                                 Case Number/Subcase             Status                Application            Registration
Trademark                        Country Name                    Class(es)             Number/Date            Number/Date
SPICETV                          S2194/                          Published             76/437349
                                 United States of America        35                    05-Aug-2002

SPICETV                          S2150/                          Registered            76/233552              2573387
                                 United States of America        41                    30-Mar-2001            28-May-2002

SPICETV WITH LIPS LOGO           S2169/                          Published             76/417265
                                 United States of America        3, 10, 25             30-Jun-2002

SPICETV.COM                      S2149/                          Registered            76/233569              2573388
                                 United States of America        41                    30-Mar-2001            28-May-2002

SUGAR-N-SPICE                    97000136/                       Published             76/159915
                                 United States of America        3, 5, 10              06-Nov-2000

VIBRATING LIPSTICK               97000134/                       Published             76/183150
                                 United States of America        10                    19-Dec-2000

                                                    Trademark Security Agreement

                             Trademark List by Owner                    Page: 25

      Owner: SPICE HOT ENTERTAINMENT, INC.

                                 Case Number/Subcase             Status                Application            Registration
Trademark                        Country Name                    Class(es)             Number/Date            Number/Date
THE HOT NETWORK                  S2154/                          Registered            75727710               2585832
                                 United States of America        41                    14-Jun-1999            25-Jun-2002